EXHIBIT 99.1

I-Sector Corporation AMEX: ISR 35th Annual AeA Classic Financial Conference November 8, 2005

Safe Harbor Statement This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Statements associated with words such as "anticipate," "believe," "expect," "hope," "should," "will" or other similar words are forward-looking statements. Actual events, performance or results may differ materially from those indicated due to numerous factors, many of which we have little or no control over, and some of which we may not be successful in addressing. Numerous of these factors are set forth in our 2004 annual report on Form 10-K, which we urge you to read. AMEX: ISR

2000 2001 2002 2003 2004 Revenue 17.087 23.62 42.021 62.152 93.1 I-Sector Corporation Revenue In millions AMEX: ISR Cisco-centric enterprise voice over IP solutions provider. Our focus and expertise adds value to the customer relationship. Enterprise IP telephony has forecasted rapid growth for years to come. Goal to build the first national, focused provider of Cisco IP communications solutions. 50% CAGR of revenue. CAGR 50%

Market Landscape AMEX: ISR

VoIP / IP Telephony is becoming the default choice for voice communications in Enterprises. Organizations desire cost savings and enhanced functionality from IP Telephony systems (applications, video) as well as "future proofing" their capital expenditures. All major equipment manufacturers' future and current product releases are IP based. Cisco entered the voice communication business in 1998; now the largest supplier of Enterprise IP Telephony systems and a leader in VOIP systems. VoIP Goes Mainstream in the Enterprise Market VoIP Goes Mainstream in the Enterprise Market

VoIP / IP Telephony Drives Network Infrastructure Upgrades AMEX: ISR "For every dollar of IP Telephony equipment purchased, enterprise customers spend between $2 and $5 on IP network equipment upgrades." "VoIP" and "IP Telephony" are forms of "IP Communications" and are dependant upon the IP network. Voice puts increased security demands on the enterprise network. Voice on the network is driving wireless technology in the enterprise. Voice and video on the network are driving demand for increased network storage. Voice applications require a state-of-the-art network.

Customer Dependency On Solution Providers Increasing The IP network is the most critical technology system in the enterprise. Enterprises historically have purchased long-term support contracts for their voice systems. Customers require a new model of remote monitoring and remote management support for IP Communications infrastructure. Our recurring service revenue base from our support services offering branded as "NETSURANT" is small but growing rapidly. AMEX: ISR

"Manufacturer" Competitive Landscape Cisco and Avaya are the leading manufacturers of Enterprise IP Telephony equipment. Cisco dominates the market for IP network equipment that IP Telephony technology relies on. Cisco is the market share leader of installed IP Telephony system handsets in the enterprise market space while Avaya has the largest market share of installed traditional PBX circuit-switched phone system handsets. Business telephony system technology is moving away from Avaya's traditional circuit-switched technology toward Cisco's IP network technology. AMEX: ISR

"Solution Provider" Competitive Landscape Cisco depends largely upon its network integrator / solution provider partners to market and support its IP Telephony solutions. Only about 10% of Cisco's partners are "Gold" level (best price and terms) and only about 25% are eligible to sell voice solutions. There is no national leader that is focused on integration and support of Cisco IP Telephony technology. Many of Cisco's regional partners have strong technical competency but face growth limitations due to capital constraints - acquisition opportunity. AMEX: ISR

AMEX: ISR Company

Management Jim Long - Chairman & CEO - founded company in 1982. Mark Hilz - President & COO - experience as CEO of larger public company; acquisitions experience; served on our board prior to joining management in July 2000. Brian Fontana - CFO - since January 2005; experience as CFO with larger public companies; acquisitions experience. Ex-Cisco management members: VP of Sales; VP of Federal; VP of managed services business; Austin office general manager. AMEX: ISR

Recently Announced Corporate Restructuring Planned sale of two smaller business units. Single focused corporate strategy focused on rapidly growing enterprise VOIP solutions business. Will eliminate negative impact on earnings and working capital requirements. Merge primary operating subsidiary into parent and adopt a new corporate name. Continuing operations reflect higher revenue growth rates and improved earnings. AMEX: ISR

IP Communications - Core Business Unit % of Total Revenue

CAGR 93% IP Communications Business Unit Growth In millions Continuing Operations

Business Model Overview

InterNetwork EXPERTS

IP Centric Revenue Components

Cisco-Centric Products

- Cisco centric
- Network Infrastructure
- IP Telephony
- Network storage

Implementation Services

- Assessment
- Design
- Installation
- Training

NetSurant Managed Support Services

- SureMonitor
- SureManage
- SureNotify

Customer Solutions = Opportunity

AMEX: ISR

I-Sector

One of Cisco's top IP Telephony partners in the U.S. Purpose built to deliver state-of-the-art enterprise IP Telephony solutions. Comprehensive suite of IP Telephony services. Best possible Cisco pricing discounts. Highest level of technical competence certification for IP Telephony. Ex-Cisco management and senior account executive staff. Our President/COO sits on several Cisco advisory counsels. Cisco-Centric IP Communications Solutions Cisco-Centric IP Communications Solutions Cisco-Centric IP Communications Solutions

Sampling Of Our Customers AMEX: ISR Stewart and Stevenson Halliburton Burlington Resources Dean Foods Tyco Ingersoll Rand St. Lukes Hospital Children's Medical Anadarko Hunt Petroleum Container Store TXU Haynes and Boone Silicon Labs United Texas Bank ENSCO Beck Construction Darling International Caprock Communications Community Credit Union Corporate Dallas ISD Houston ISD Bryan ISD Caldwell ISD Pasadena ISD Garland ISD Katy ISD El Paso ISD Education US Army Homeland Security National Guard Department of Justice City of Houston City of Plano City of Georgetown City of Albuquerque Government IBM Qwest Verizon EDS Contractor

Plans, Goals and Strategy AMEX: ISR Continue to leverage general and administrative expenses to improve operating margins. Increase services revenue and expand gross margins. Expand offerings - Expand Netsurant support offerings and expand practice offerings in the IP Communications market segment National expansion through accretive acquisitions to add revenue, customer base and geographic coverage.

Accretive Acquisitions Opportunity Highly fragmented private regional Cisco partners environment. Financing is limited for smaller solution providers, constraining growth relative to demand in the IP Communications sector. Purchase prices for smaller, capital constrained, private firms are modest relative to revenue generation potential. Opportunity to acquire early in period of "mass adoption" of IP Telephony allows for growth of acquired organizations. We will add value to organizations we acquire: Highly focused IP Telephony strategy and experience. Strong Cisco relationship. "Gold" level pricing and terms on Cisco products. Enhance services capability with long term support offerings. AMEX: ISR

Two Recent Acquisitions Acquired Network Architechs May 2005 Dominant network solutions company in New Mexico $20 million in annual revenues prior to acquisition. Adds operations in Albuquerque, NM and El Paso, TX Acquired InfoGroup Northwest June 2005 Significant growth opportunity in two large metropolitan markets $10 million in annual revenues prior to acquisition. Adds operations in Portland and Eugene, OR and Seattle, WA. Two acquisitions increased number of markets served from 5 to 10. AMEX: ISR

Selected Balance Sheet Information In thousands AMEX: ISR Dec 31, Mar 31, Jun 30, Sep 30, 2004 2005 2005 2005 Assets: Cash $ 4,773 $ 7,185 $ 4,888 $ 1,091 Accounts receivables, net 28,855 25,630 33,194 36,821 Inventory 1,159 849 8,711 879 Non-current tangible assets 1,994 1,838 2,597 2,588 Liabilities: Debt 8,342 195 8,126 9,147 Accounts payable 10,675 15,926 24,499 16,034 Other current liabilities 5,931 6,992 8,127 7,094 Stockholders' equity 15,849 16,612 18,957 18,726 Tangible net asset value 14,736 14,197 10,588 10,459 Working capital 13,143 12,453 8,056 7,906

2003 2004 % Change Revenue $62,152 $93,069 50% Gross profit 12,727 19,952 57% Gross margin 20.5% 21.4% SG&A expense 15,061 18,254 21% Operating income (2,334) 1,698 n/a Net (loss) income (1,836) 1,530 n/a Shares (diluted) 3,691 5,004 36% Diluted EPS (0.50) 0.31 n/a Year Ended December 31 Consolidated Results in thousands, except EPS AMEX: ISR

2004 2005 % Change Revenue $68,774 $101,273 47% Gross profit 13,944 17,073 22% Gross margin 20.3% 16.9% SG&A expenses 13,191 17,723 (1) 34% Operating income (loss) 753 (650) (1) n/a Net income (loss) 708 (866) (1) n/a Shares (diluted) 5,014 5,614 12% Diluted EPS 0.14 (1.28) n/a (1) Excludes one-time, non cash charges 9 Months Ended September 30 Consolidated Results dollars in thousands, except EPS AMEX: ISR

2004 2005 % Change Revenue $32,612 $39,157 20% Gross profit 6,109 6,301 3% Gross margin 18.7% 16.1% SG&A expenses 5,456 6,321 16% Operating income (loss) 653 (20) n/a Net income (loss) 618 (235) n/a Shares (diluted) 5,548 5,975 8% Diluted EPS 0.11 (0.04) n/a 3 Months Ended September 30 Consolidated Results dollars in thousands, except EPS AMEX: ISR

Pro Forma Continuing Operations Nine Months Ended September 30, 2005 dollars in thousands AMEX: ISR

Pro Forma Continuing Operations Three Months Ended September 30, 2005 dollars in thousands

Focused Strategy will Improve Shareholder Value Announced intentions to sell Stratasoft and Valerent subsidiaries. Stratasoft and Valerent operations will be discontinued operations for 4Q05. Announced intent to merge INX subsidiary into parent with a name change so that we have a concise "pure play" investment story. AMEX: ISR

Summary (millions) An exciting, growing industry in which we are a highly focused, unique company, which has enabled us to gain market share. Core business history of and plan for: Growing revenue organically. Accretive acquisitions. Leveraging SG&A expenses to improve profitability. Substantial opportunity for further geographic expansion through accretive acquisitions. 2000 2001 2002 2003 2004 Revenue 17.087 23.62 42.021 62.152 93.1 Revenue AMEX: ISR In millions